Supplement dated April 21, 2021
to the Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Growth Strategies Fund	8/1/2020
Effective immediately, the information under the subsection “Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance,” in the “More Information About the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through July 31, 2021, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Multi-Manager Growth Strategies Fund
Class Inst	0.74%
Class Inst3	0.60%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Reflected in the cap commitments with respect to Class Inst3 is a contractual agreement by the Transfer Agent to waive fees and/or to reimburse expenses through July 31, 2021, unless sooner terminated at the sole discretion of the Fund’s Board, so that the fees payable under the Fund’s transfer agency agreement do not exceed the annual rate of 0.01% for Class Inst3.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP117_03_007_(04/21)